Exhibit 10.1

Execution Version

THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

dated as of May 4, 2020

among

MONTAGE RESOURCES CORPORATION,
as Borrower,

BANK OF MONTREAL,
as Administrative Agent,

and

the Lenders Party Hereto

THIRD AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 4, 2020, is among MONTAGE RESOURCES CORPORATION, a Delaware corporation, the Lenders party hereto, and BANK OF MONTREAL, as Administrative Agent.

R E C I T A L S

A.

The Borrower, the Administrative Agent and the Lenders from time to time parties thereto are parties to that certain Third Amended and Restated Credit Agreement dated as of February 28, 2019, (as amended by that certain First Amendment to Third Amended and Restated Credit Agreement, dated as of September 19, 2019, as amended by that certain Second Amendment to Third Amended and Restated Credit Agreement, dated as of November 11, 2019 and as the same may be further amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.

The Borrower has requested that the Administrative Agent and the Lenders amend, and the Administrative Agent and the Lenders party hereto have agreed to amend, the Credit Agreement as herein set forth.

C.	Section 2.07 provides that the Borrowing Base shall be redetermined from time to time pursuant to Scheduled Redeterminations.
D.

Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, which include the Required Lenders, agree as follows:

Section 1.Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment.  Unless otherwise indicated, all annex, article and section references in this Amendment refer to annexes, articles or sections of the Credit Agreement, as applicable.

Section 2.Amendments to the Credit Agreement.

(a)Amendment to Section 1.02.  Section 1.02 is hereby amended as follows:

(i)The following defined term is amended and restated to read in its entirety as follows:

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	< 25%	> 25% < 50%	> 50% < 75%	> 75% < 90%	> 90%
Eurodollar Loans	2.000%	2.250%	2.500%	2.750%	3.000%
ABR Loans	1.000%	1.250%	1.500%	1.750%	2.000%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change; provided that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.12(a), then the “Applicable Margin” means the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level until such Reserve Report is delivered.

(ii)The following defined terms are added in appropriate alphabetical order to read in their entirety as follows:

“Available Cash” means, at any time, the aggregate amount of (a) cash and (b) Investments described in Section 9.05(c), (d), (e), (f), (g), and (h), in each case held by the Borrower and its Restricted Subsidiaries and excluding (i) Cash Collateral that is Cash Collateralizing obligations under Section 2.08 or Section 2.09, (ii) any outstanding checks and electronic funds transfers, (iii) any cash set aside to pay royalty obligations, working interest obligations, production payments, suspense payments and severance taxes of the Borrower or any Restricted Subsidiary then due and owing to third parties and for which the Borrower or such Restricted Subsidiary has issued checks or has initiated electronic funds transfers (or will issue checks or will initiate electronic funds transfers within three (3) Business Days in order to make such payments) and (iv) any cash set aside to pay payroll, payroll taxes, other taxes, employee wage and benefit payments and trust and fiduciary obligations of the Borrower or any Restricted Subsidiary then due and owing and for which the Borrower or such Restricted Subsidiary has issued checks or has initiated electronic funds transfers (or will issue checks or will initiate electronic funds transfers within three (3) Business Days in order to make such payments).

“Required Prepayment Amount” has the meaning assigned to such term in Section 3.04(c)(v)(B).

(b)Amendments to Section 3.04(c).  Section 3.04(c) is hereby amended as follows:

(i)Section 3.04(c)(v) is relettered as Section 3.04(vi).

(ii)Section 3.04(c)(vi) is relettered as Section 3.04(vii).

(iii)A new Section 3.04(c)(v) is added to read in its entirety as follows:

(v)If, at the end of any Business Day, (A) there is Revolving Credit Exposure, (B) Available Cash exceeds $40,000,000 (such excess, the “Required Prepayment Amount”) and (C) Available Cash exceeded $40,000,000 at the end of each of the five (5) prior consecutive Business Days, then the Borrower shall, no later than the second Business Day thereafter, (I) prepay the Borrowings in an aggregate principal amount equal to the lesser of the Required Prepayment Amount and the amount of Borrowings then outstanding and (II) if a Default then exists and any Revolving Credit Exposure remains after prepaying all of the Borrowings as a result of an LC Exposure, pay to the Administrative Agent on behalf of the Lenders an amount equal to the remaining portion of the Required Prepayment Amount to be held as Cash Collateral as provided in Section 2.08(j), in each case to the extent any such Required Prepayment Amount remains on the date such prepayment is required to be made.

(c)Amendments to Section 6.02.  Section 6.02 is hereby amended as follows:

(i)Section 6.02(c) is relettered as Section 6.02(d).

(ii)A new Section 6.02(c) is added to read in its entirety as follows:

2

(c)At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, Available Cash does not exceed $40,000,000.

(iii)The phrase “Section 6.02(a) and (b)” in the last sentence at the end of such Section 6.02 is replaced with the phrase “Section 6.02(a), (b) and (c)”.

Section 3.Redetermination of the Borrowing Base.  Pursuant to Section 2.07, the Administrative Agent and the Required Lenders have determined that the Borrowing Base shall be decreased to $475,000,000, which redetermination is effective as of the Amendment Effective Date.  From and after the Amendment Effective Date, such amount shall remain the Borrowing Base until otherwise redetermined or adjusted in accordance with the Credit Agreement.  This Amendment constitutes the New Borrowing Base Notice and the redetermination of the Borrowing Base set forth herein constitutes the April 1, 2020 Scheduled Redetermination. The Borrower hereby confirms receipt of the New Borrowing Base Notice pursuant to Section 2.07(d).

Section 4.Conditions Precedent.  This Amendment shall become effective on the date when each of the following conditions is satisfied (or waived in accordance with Section 12.02):

(a)The Administrative Agent shall have received from Lenders constituting the Required Lenders, the Administrative Agent, the Borrower and each Guarantor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Amendment signed on behalf of such Person.

(b)The Borrower shall have paid to the Administrative Agent all fees and other amounts agreed in writing and due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

(c)The Administrative Agent shall have received duly executed mortgages or amendments to existing mortgages (in such number as may be requested by the Administrative Agent) such that the Administrative Agent shall be satisfied that such Security Instruments create first priority, perfected Liens (subject only to Excepted Liens identified in clauses (a) to (d), (f), (i) and (j) of the definition thereof, but subject to the provisos at the end of such definition) on at least 85% of the total value of the Proved Reserves of the Borrower and its Restricted Subsidiaries evaluated in the most recently delivered Reserve Report.

(d)The Administrative Agent shall have received title information as the Administrative Agent may require satisfactory to the Administrative Agent setting forth the status of title to at least 85% of the value of the Proved Reserves of the Borrower and its Restricted Subsidiaries evaluated in the most recently delivered Reserve Report.

(e)Both before and immediately after giving effect to this Amendment, no Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.

Section 5.Miscellaneous.

(a)Confirmation.  The provisions of the Credit Agreement, as amended by this Amendment, remain in full force and effect following the effectiveness of this Amendment. Neither the execution by the Administrative Agent or the Lenders of this Amendment, nor any other act or omission by the Administrative Agent or the Lenders or their respective officers in connection herewith, shall be deemed a waiver by the Administrative Agent or the Lenders of any defaults which may exist or which may

3

occur in the future under the Credit Agreement and/or the other Loan Documents, or any future defaults of the same provisions waived or amended hereunder (collectively “Violations”).  Similarly, nothing contained in this letter shall directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect the Administrative Agent’s or any of the Lenders’ right at any time to exercise any right, privilege or remedy in connection with the Loan Documents with respect to any Violations, (ii) amend or alter any provision of the Credit Agreement, the other Loan Documents, or any other contract or instrument, except as expressly set forth herein, or (iii) constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument.  Nothing in this letter shall be construed to be a waiver by the Administrative Agent or the Lenders of any Violations.

(b)Ratification and Affirmation; Representations and Warranties.  Each of the Borrower and each Guarantor hereby:

(i)acknowledges the terms of this Amendment,

(ii)ratifies and affirms their respective obligations, and acknowledges their respective continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect as expressly amended hereby, and

(iii)represents and warrants to the Lenders that as of the date hereof, immediately after giving effect to the terms of this Amendment, all of the Borrower’s and such Guarantor’s, as applicable, respective representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, except that (A) to the extent any such representations and warranties are expressly limited to an earlier date, as of the date hereof, after giving effect to the terms of this Amendment, such representation and warranty continues to be true and correct in all material respects as of such specified earlier date and (B) to the extent that any such representation and warranty is qualified by materiality, such representation and warranty (as so qualified) is true and correct in all respects.

(c)Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart hereof.

(d)NO ORAL AGREEMENT.  THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(e)GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(f)Payment of Expenses.  In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of one counsel to the Administrative Agent.

4

(g)Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

(i)Jurisdiction; Venue; Consent to Service of Process; Waiver of Jury Trial.  The express terms of Section 12.09(b), (c) and (d) are hereby incorporated by reference, mutatis mutandis.

(j)Loan Document.  This Amendment is a Loan Document.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWER	MONTAGE RESOURCES CORPORATION

By:/s/ Michael L. Hodges
Name:Michael L. Hodges
Title:Executive Vice President and Chief Financial Officer

GUARANTORS:	ECLIPSE RESOURCES I, LP
ECLIPSE GP, LLC
ECLIPSE RESOURCES – OHIO, LLC
ECLIPSE RESOURCES OPERATING, LLC
BUCKEYE MINERALS & ROYALTIES, LLC
ECLIPSE RESOURCES MIDSTREAM, LP
ECLIPSE RESOURCES MARKETING, LP
ECLIPSE RESOURCES–PA, LP
BLUE RIDGE MOUNTAIN RESOURCES, INC.
BAKKEN HUNTER, LLC
TRIAD HUNTER, LLC
HUNTER REAL ESTATE, LLC
VIKING INTERNATIONAL RESOURCES CO., INC.

By:/s/ Michael L. Hodges
Name:Michael L. Hodges
Title:Executive Vice President and Chief Financial Officer

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

BANK OF MONTREAL, as Administrative Agent

By:/s/ Kevin Utsey
Name:Kevin Utsey
Title:Managing Director

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:/s/ Kevin Utsey
Name:Kevin Utsey
Title:Managing Director

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:/s/ George E. McKean
Name:George E. McKean
Title:Senior Vice President

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

BARCLAYS BANK PLC, as a Lender

By:/s/ Sydney G. Dennis
Name:Sydney G. Dennis
Title:Director

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

CITIBANK, N.A., as a Lender

By:/s/ Phil Ballard
Name:Phil Ballard
Title:Vice President

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

CITIZENS BANK, N.A., as a Lender

By:/s/ David Baron
Name:David Baron
Title:Vice President

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:/s/ Don J. McKinnerney
Name:Don J. McKinnerney
Title:Authorized Signatory

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

CIT BANK, N.A., as a Lender

By:/s/ John Feeley
Name:John Feeley
Title:Director

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

TRUIST BANK, formerly Branch Banking & Trust, as a Lender

By:/s/ Benjamin L. Brown
Name:Benjamin L. Brown
Title:Director

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

EAST WEST BANK, as a Lender

By:/s/ Kaylan Hopson
Name:Kaylan Hopson
Title:First Vice President

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:/s/ Max Gilbert
Name:Max Gilbert
Title:Vice President

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:/s/ Greg M. Hall
Name:Greg M. Hall
Title:Vice President

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:/s/ Jamie Minieri
Name:Jamie Minieri
Title:Authorized Signatory

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement

BP ENERGY COMPANY, as a Lender

By:/s/ Mark A. Galicia
Name:Mark A. Galicia
Title:Attorney-In-Fact

Signature Page
Third Amendment to Third Amended and Restated Credit Agreement